SafeSpace Global Corporation

AI-Powered Safety Platform

Identify. Detect. Alert.

OTCID: SSGC

Presented by:

Scott M. Boruff

Founder, CEO & Chairman of the Board, SafeSpace Global Corporation

SafeSpace

Updated: April 14, 2026

SafeSpace

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our anticipated development timelines, product roadmap, market opportunities, business strategy, expected financial performance, future funding needs, planned operational milestones, and any other statements that are not historical facts.

These statements are based on current expectations, estimates, projections, and assumptions, and involve risks and uncertainties that could cause actual results to differ materially. Factors that may cause such differences include, among others, risks related to product development, regulatory approvals, market acceptance, competition, financing, operational execution, and other risks described in the Company's public filings and disclosures.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events, or otherwise, except as required by law.

No Offer to Sell or Solicitation of an Offer to Buy

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

SafeSpace

AI-Powered Safety Platform

Vision. Mission. Values.

VISION

To be the global leader in multimodal AI technology

MISSION

"We Help Save Lives."

CORE VALUES

Customers Come First	Technology That Matters	Integrity	Have Fun Increasing Value

Executive Team & Organizational Readiness

New Functional Departments Built for Scale



Scott Boruff
CEO & CHAIRMAN OF THE BOARD



Dustin Hillis
PRESIDENT & CHIEF STRATEGY OFFICER



Anand Ijju
CHIEF TECHNOLOGY OFFICER



Pete Coulter
CHIEF INFORMTION OFFICER

VP, AI & Technical Delivery

Shaun Kancherla



Oversees AI product roadmap and operational integration across all 4 verticals.

VP, Operations

Andy Sperry



Builds scalable operational infrastructure to support rapid multi-vertical growth.

Sales Lead

Kelly Brown



Drives direct and channel sales across Education, Correctional Facilities, Transportation and Healthcare.

Marketing Director and Head of IR

Carmel Fisher



Leads Investor Relations projects and communications. Builds brand presence, lead generation, and channel partner Marketing.

18-Month Transformation Timeline

Aug 2024 → Mar 2026

In the Beginning
Bootstrapped.
Only 10 people.
Triangular reverse-merger.

CSO Hired — Aug 2024
Dustin Hillis joins HITC as Chief Strategy Officer. Stock: $0.06.
3 months company assessment.

Capital Strategy — Q4 2024
Friends & Family
$10mm round architected.
Investor outreach begins.

President — Jan 2025
Hillis promoted.
Rebrand to SafeSpace Global Launched.

$10M Raised
F&F round closed at $0.10–$0.12/share.
First major milestone.

Tech Overhaul — April 2025
New CTO team hired.
India office opened.
40+ AI engineers.

Team Build Out: 100+ ppl
Sales Team – 25+ people
Tech Team – 50+ people
Ops Team – 10+ people
Exec Team – 10+ people
Marketing Team – 5+ people

Strategic Partnerships
911inform
BMRT
SaS Halo
API Partners

Product Lauch Live — Feb 2026
8 new contracts signed.
4 locations installed.
2 products working live.

Result: In 18 months, HITC transformed from a zero-cash single-vertical startup into SafeSpace Global — a funded, multi-vertical AI technology company with live products and channel partnerships.

The Journey So Far

18 Months.
Massive Transformation.

"We Help Save Lives."

$10M Raised
in 6 Months

4 Verticals
Launched

40+ AI Engineers
India Team

Live Products
in the Market

8 New Contracts
Signature Healthcare & Wayman Place

10,000+ Schools & Senior Living Facilities
Pipeline Access

Details in Appendix

Technology Transformation: AI-First Engineering Team

New CTO Team | India Office | 40+ AI Engineers

AI Engineers	India Office	Product Use-Cases	Tech Stack
40+	**✓**	**Multi**	**AI/ML**
India + US combined	*Dedicated AI dev hub*	*Elopement, Investigation, Weapons*	*Multimodal, real-time*

Replaced	Legacy CTO and technology leadership team replaced with AI-specialized leadership aligned to the SafeSpace vision.
Built	Opened dedicated engineering office in India. Recruited 40+ AI specialty programmers and engineers.
Designed	New team architected the SafeSpace product suite: elopement detection, investigation AI, weapons detection, cell check and banned-riders list.
Integrated	Built integrations with channel partners including 911Inform.

Products & Live Market Traction: Senior Living

Working Products | Active Deployments | Proven Results

Elopement Detection AI

LIVE

Facial recognition AI preventing resident elopement in senior living facilities.

4 locations active with Signature HealthCARE.

8 live Locations:

7 Signature HealthCARE
1 Wayman Place

Investigation AI

LIVE

Real-time AI-powered incident investigation and evidence management system. Running alongside elopement detection.

- From 8 hours to 8 minutes... Saving Time and Saving Lives.

4 live locations

Signature HealthCARE *Paid* Pilot: 24 locations completed
→ 7 new contracts signed | Actively installed and live.

Wayman Place *Paid* Pilot: 1 Facility
→ 57 facilities for *land-and-expand* opportunity

Senior Living: Market Leadership

Superior Product | Better Price | Government-Backed Reimbursement

Feature	SafeSpace Global	WanderGuard (Competitor)
Core Technology	Facial Recognition AI	RFID Wristband Tags
Real-Time AI Detection	✓ Yes	✗ No
Investigation Module	✓ Integrated	✗ Separate/None
CMS Reimbursement Eligible	✓ Yes (Dr. Oz/CMS)	Limited
Price Point	Superior Value	Higher Cost
Scalability	Multi-vertical AI	Single-use hardware

*6 in 10 Individuals (living with dementia) will wander.

- Operational risk equals legal exposure.
- Facial recognition AI delivers faster, more accurate detection than RFID alternatives and SafeSpace's price point undercuts the incumbent at scale.

*Source: Alzheimers Association

Program Summary

CMP: *Civil Monetary Penalty* Reinvestment Initiative

11 States Multi-state application coverage	**143 Facilities** Across 6 healthcare operator partners	**$4.68M** Total combined funding requested
3 Years Per-application funding term	**2 Tracks** Technology + Quality of Life per facility	**$194.9M** Combined CMP pool available across states

CMP Reinvestment Program

Regulatory Tailwinds

SafeSpace Global *leading Policy Change*

As of March 2026

CMP Reinvestment Fund

Millions in federal fines returned to states to fund Quality Improvement.

AI restriction removed so facilities can apply for grants to purchase SafeSpace.

Total Funding Requested

Person-Centered alignment: CMS prioritizes non-restrictive technology.

Sales can use this to bypass capital budget restrictions.


4/16

CEO, Scott M. Boruff and President, Dustin Hillis meet with Dr. Oz to address lifting the AI-restrictions

CMP Reinvestment Program

Multi-State Application Summary Report

SafeSpace Global Corporation
Senior Living Vertical

As of March 2026

States Covered

11

Multi-state initiative

Total Facilities

143

Across 6 healthcare operators

Total Funding Requested

$4,680,000

Technology + Quality of Life

Funding Term

3 Years

Per application, per facility

CMP Funds Available

$194.9M

Combined across 11 states

State-by-State Application Summary

11 States | 143 Facilities | $4.68M Total Requested

State	Facilities	Amount Requested	CMP Available	% of State Funds	Note
Kentucky	84	$2,556,000	$38,472,237	6.6%	—
Tennessee	32	$1,188,000	$21,987,660	5.4%	—
Indiana	8	$288,000	$17,119,145	1.7%	—
Virginia	1	$36,000	$13,486,074	0.27%	—
North Carolina	3	$108,000	$38,646,336	0.28%	—
Wyoming	4	$144,000	$1,159,387	12.4%	*Higher proportional request due to smaller overall CMP balance*
New Mexico	2	$72,000	$5,256,698	1.4%	—
Colorado	1	$36,000	$16,104,987	0.22%	—
Georgia	6	$216,000	$26,704,015	0.8%	—
Louisiana	1	$36,000	$10,181,031	0.35%	—
Alabama	1	$36,000	$5,947,128	0.61%	—
TOTAL	**143**	**$4,680,000**	**$194,964,661**	**2.4% avg**	**11 states**

Color coding: % of State Funds — Red >5% · Orange 1–5% · Green <1% · Wyoming note: Higher proportional share reflects smaller overall state CMP balance

Education: Owning the School Safety Market

Pending BMRT Partnership | 3-Year Capture Strategy
Contingent on signed exclusives

US K-12 Schools
130,000+
Total addressable

School Safety Market
$3.5B
US annual spend (2025)

Pending AEPA Access, *National Co-op*
10,000+
Schools via contract

911inform Access
700
Schools by Apr 1, 2026

Competitive Landscape: School Safety AI

ZeroEyes	Gun detection only	High price point, limited AI scope
Evolv Technology	Physical weapon scanners	Expensive hardware, single-use
SaferWatch	Emergency Reporting Platform	No AI detection capability
SafeSpace	ONLY one with weapons detection and facial recognition.	

3-Year Market Capture Plan

- **2026** Seed: 911inform (700 schools) + Coming partnerships
- **2027** Scale: AEPA contract activation (10,000+ schools)
- **2028** Dominate: Multi-state expansion through channel partnerships

Goal: Capture 10%+ of addressable school safety market within 36 months through channel multiplier strategy

Products & Live Market Traction: K-12 Schools

Working Products | Active Deployments | Proven Results

Concealed Weapons Detection

PARTNER *(signed LOI)*

LOI signed to partner with BMRT for one-for-one weapons detection AI.

Integration in development, upon signed exclusive agreement, for education market.

BMRT partnership

911Inform Integration

APR 1

Tech team integrating with 911Inform system. Goes live April 1, 2026. Unlocks 700 schools & 13,000 buildings.

700 schools
13K buildings

NOTE:
Progress with BMRT contingent on signed, exclusive agreement currently in the negotiation phase.

Channel Partners:
Unlocking Massive Market Access - K-12 Schools

Multiplier Effect Through Strategic Partnerships

911inform

EDUCATION

Went Live: April 1, 2026

SafeSpace AI is fully integrated within the 911inform platform as of April 1st. This immediately unlocks access to their entire existing customer base: 700 schools across 13,000 buildings, with no additional sales cycle required per location.

700 schools
13,000 buildings

Multiple Partnerships

EDUCATION / AEPA

Conversations underway to complete deeper vertical penetration

Channel partner in Colorado. Upon successful deployment, their contract with the Association of Educational Purchasing Agencies (AEPA) unlocks access to 10,000+ schools nationwide; a transformational opportunity for the education vertical.

10,000+ schools
via AEPA contract

BMRT

SCHOOL SAFETY

Signed LOI
*Exclusive agreement **pending***

One-for-one concealed weapons detection technology partnership. Positions SafeSpace to capture significant share of the school safety market, competing directly against ZeroEyes and other incumbents through superior AI.

Weapons' detection
for Schools

Combined channel access: 10,700+ schools | 13,000+ buildings; without building a direct sales force for each location

Market Comparables – SaaS AI Safety & Security Sector

Company	ARR / Revenue (TTM)	Rev Multiple	Est. EV	Category	Note
Verkada	$500M	**12.5×**	**$5.8B**	Physical Security AI/SaaS	Cloud-native, multi-vertical
Motorola Avigilon	$2.1B	**7.3×**	**$16.8B**	Video Intelligence, Enterprise	Mature player, lower multiple
ZeroEyes	$25M	**20×**	**$500M**	AI Weapons Detection	High-growth startup, VC-backed
Evolv Technology	$145M	**7.5×**	**$1.09B**	AI Weapons Screening	Publicly traded (EVLV)
AlertMedia	$100M	**10×**	**$1.0B**	Emergency Notification SaaS	PE-backed, SaaS model
SafeSpace Global	**$145M (FY2029P)**	**10–20×**	**$1.45B–$2.9B**	**Multi-Vertical AI Safety**	**5 verticals, SaaS AI**

WHY SAFESPACE COMMANDS A PREMIUM MULTIPLE

5 Verticals

Schools, Prisons, Senior Living, Transport, Retail *(new)*

AI-Native

Facial recognition + multimodal AI - not retrofitted

SaaS Recurring

Subscription model drives high-quality ARR

Channel Scale

10,000+ schools via AEPA without direct sales cost

Gov't Backed

CMS reimbursement pathway reduces customer friction

FY2026 Financial Priorities

01

Secure FY2026–2027 Financing Runway

$10–15M Target

Bridge financing to ensure operational runway to EBITDA break-even in FY2028. Explore institutional investors, strategic partners, and non-dilutive options. FY2027 EBITDA improves to -$2.1M (from -$7.7M) — gap narrows rapidly.

02

Hire Full-Time CFO (Q2 2026)

Board Approval Needed

Experienced public company CFO to lead financial reporting, investor relations, and capital markets strategy. Critical for NASDAQ compliance, next financing round, and building institutional investor credibility ahead of the FY2028 break-even story.

03

Activate Channel Revenue Multipliers

$16M FY2027 Target

911inform go-live April 1 (700 schools / 13K buildings). AEPA activation (10,000+ schools). Signature Healthcare expansion (7 signed + pipeline). These channels are the primary driver of the 2,078% revenue jump from FY2026 to FY2027.

04

Drive to EBITDA Positive (FY2028)

$20.5M EBITDA Target

Maintain cost discipline while scaling revenue from $16.2M (FY2027) to $59.7M (FY2028). EBITDA margin of 34.4% in FY2028 confirms the unit economics of the SaaS AI safety model. This is the valuation inflection point for the company.

05

Build Toward $1B+ Enterprise Value

FY2029 Base: $1.74B

With $145.5M FY2029 revenue at a 12× SaaS AI multiple, SafeSpace reaches $1.74B enterprise value.

The Investment Thesis

SafeSpace Global

$742K → $145.5M Revenue | $0 → $48.3M EBITDA | $1.74B+ Enterprise Value

"We Help Save Lives."

$13.9B Total Addressable Market across 5 verticals	**327%** 3-Year Revenue CAGR FY2026–FY2029	**34%+** EBITDA Margin on break-even (FY2028)
$76.7M Cash Reserve by end of FY2029	**$0** New investor capital needed from FY2028	**$1.74B+** Base case enterprise value by FY2029

Executive Financial Forecast

FY 2026–2029 | All figures USD

FY 2026 Revenue	FY 2027 Revenue	FY 2028 Revenue	FY 2029 Revenue
$742K	**$16.2M**	**$59.7M**	**$145.5M**
Seed year	*+2,078% YoY*	*+270% YoY*	*+143% YoY | CAGR +327%*



Total Revenue ($M)
160
140
120
100
80
60
40
20
0
1
16
60
146
FY 2026
FY 2027
FY 2028
FY 2029



EBITDA ($M)
60
50
40
30
20
10
0
-10
-20
-8
-2
21
48
FY 2026
FY 2027
FY 2028
FY 2029

*all projections are subject to change

Revenue Bridge & Key Assumptions

From $742K (FY2026) to $145.5M (FY2029)


Revenue Bridge - FY2026 to FY2029 ($M)
160
140
120
100
80
60
40
20
0
1
1
4
33
47
59
146
FY2026 Base
Ground +$764K
Retail +$3.9M
Prisons +$32.8M
Senior Living +$46.9M
Schools +$58.8M
FY2029 Total

Key Model Assumptions

- **Schools:** 911inform: 700 schools; AEPA: 10,000+ schools; Weapons detection exclusive partner (TBC)
- **Senior Living:** Signature Healthcare pilot → rollout; CMS reimbursement unlocked; Superior to WanderGuard
- **Correctional Facilities:** Gradual correctional facility adoption via direct sales
- **Team:** 9→14 salespeople by FY2029; India AI team (40+ engineers)
- **SaaS Model:** Monthly recurring subscriptions; High retention, low churn

EBITDA Journey – From Investment Phase to Profitability



Annual EBITDA ($M)
60
50
40
30
20
10
0
-10
-20
$-8M
$-2M
$21M
$48M
FY 2026
FY 2027
FY 2028
FY 2029

Investment Phase **-$9.8M total**

Heavy platform build, team scaling, market entry. Deliberate investment in AI infra & verticals.

Inflection Point **+$20.5M**

Profitability achieved. EBITDA margin of 34.4%. Revenue crosses $59.7M on $21.3M cost base improvement.

Scale & Profitability **+$48.3M**

Full-scale profitability. 33.2% EBITDA margin sustained at $145.5M revenue. Cash builds to $76.7M.

*all projections are subject to change

Cash Position & Balance Sheet Highlights

Self-Funding by FY2028 · $76.7M Cash Reserve by FY2029

FY2026 Cash	FY2027 Cash	FY2028 Cash	FY2029 Cash
$3.97M	**$7.86M**	**$28.4M**	**$76.7M**
Post seed capital	*+98% vs prior year*	*+261% vs prior year*	*+170% vs prior year*



Cash Position vs. Investor Proceeds ($M)
90
80
70
60
50
40
30
20
10
0
4
5
8
10
28
0
77
0
FY 2026
FY 2027
FY 2028
FY 2029
Cash in Bank ($M)
Investor Proceeds ($M)

Cash Story

FY2026 $10M investor proceeds fund initial build & market entry. Cash baseline: $3.97M.

FY2027 $10M second raise. Platform scaling. Cash grows to $7.86M despite investment mode.

FY2028 No additional raises needed. Revenue self-funds operations. Cash surges to $28.4M.

FY2029 Fully self-funded. $76.7M cash reserve. Zero investor proceeds required.

$0 investor capital needed from FY2028 onwards

*details in appendix

*all projections are subject to change

SafeSpace

Q&A

Thank You.

Website:
www.safespaceglobal.ai

Email:
Investors@safespaceglobal.ai

Prepared By: SafeSpace Global Investor Relations

IR Contact: Carmel Fisher | Head of Investor Relations
investors@safespaceglobal.ai

APPENDIX

Full Financial Projection Summary – P&L & Balance Sheet

FY 2026–2029 | USD

	FY 2026	FY 2027	FY 2028	FY 2029
REVENUE				
Schools	$143,000	$5,354,380	$21,903,360	$58,914,240
Prisons	$212,080	$4,381,380	$14,406,980	$33,031,460
Senior Living	$216,000	$5,939,400	$21,344,000	$47,072,000
Ground Transport	$8,250	$125,400	$369,600	$772,200
Retail	$0	$102,375	$1,151,250	$3,863,250
Interest Income	$162,181	$247,385	$567,757	$1,799,155
Total Revenue	**$741,511**	**$16,150,320**	**$59,742,947**	**$145,452,305**
EBITDA	**($7,663,491)**	**($2,127,827)**	**$20,542,656**	**$48,287,466**
EBITDA Margin	Neg.	Neg.	34.4%	33.2%
BALANCE SHEET				
Cash in Bank	$3,966,408	$7,862,556	$28,405,212	$76,692,678
Investor Proceeds	$5,000,000	$10,000,000	$0	$0

Note: EBITDA margin calculated on Total Revenue. FY2026 represents partial-year ramp with initial investor capital deployed.

*all projections are subject to change